    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 24, 2001
                                            REGISTRATION STATEMENT NO. 333-67136

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                AMENDMENT NO. 1

                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                 ---------------
                               OCEAN ENERGY, INC.
             (exact name of registrant as specified in its charter)

           DELAWARE                                              74-1764876
  (state or jurisdiction of                                   (I.R.S. employer
incorporation or organization)                               identification no.)

              SEE "ADDITIONAL REGISTRANT" ON THE FOLLOWING PAGE FOR INFORMATION RELATING TO A SUBSIDIARY OF OCEAN ENERGY, INC. THAT
    MAY GUARANTEE PAYMENTS OWED ON THE DEBT SECURITIES REGISTERED HEREUNDER.

                                                     ROBERT K. REEVES
                                                 EXECUTIVE VICE PRESIDENT,
            OCEAN ENERGY, INC.                 GENERAL COUNSEL AND SECRETARY
         1001 FANNIN, SUITE 1600                  1001 FANNIN, SUITE 1600
           HOUSTON, TEXAS 77002                    HOUSTON, TEXAS 77002
              (713) 265-6000                          (713) 265-6000

    (address, including zip code, and
  telephone number, including area code,    (name, address, including zip code,
   of registrants' principal executive     and telephone number, including area
                 offices)                       code, of agent for service)

                                    Copy to:
                                  T. MARK KELLY
                             VINSON & ELKINS L.L.P.
                       2300 FIRST CITY TOWER, 1001 FANNIN
                            HOUSTON, TEXAS 77002-6760
                                 (713) 758-2222

                                 ---------------

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the registration statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [X]

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [X]

         PURSUANT TO RULE 429(a) UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), THE PROSPECTUS CONTAINED IN THIS REGISTRATION STATEMENT IS A COMBINED PROSPECTUS AND RELATES TO (i) SECURITIES REGISTERED UNDER THIS REGISTRATION STATEMENT, AND (ii) $1,000,000,000 AGGREGATE AMOUNT OF SECURITIES REGISTERED AND REMAINING UNSOLD UNDER THE FOLLOWING REGISTRATION STATEMENTS ON FORM S-3: NOS. 333-79765, 333-34841 AND 33-64051 (THE "PRIOR REGISTRATION
STATEMENTS"). PURSUANT TO RULE 429(b), THIS REGISTRATION STATEMENT ALSO CONSTITUTES A POST-EFFECTIVE AMENDMENT TO EACH OF THE PRIOR REGISTRATION STATEMENTS, TO BECOME EFFECTIVE CONCURRENTLY WITH THE EFFECTIVENESS OF THIS REGISTRATION STATEMENT AND IN ACCORDANCE WITH SECTION 8(c) OF THE SECURITIES ACT. IF SECURITIES PREVIOUSLY REGISTERED UNDER THE PRIOR REGISTRATION STATEMENTS ARE OFFERED AND SOLD BEFORE THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT, THE AMOUNT OF PREVIOUSLY REGISTERED SECURITIES SO SOLD WILL NOT BE INCLUDED IN THE PROSPECTUS HEREUNDER.

         PURSUANT TO RULE 414 UNDER THE SECURITIES ACT, THIS REGISTRATION STATEMENT ALSO CONSTITUTES A POST-EFFECTIVE AMENDMENT TO EACH OF THE PRIOR REGISTRATION STATEMENTS, TO BECOME EFFECTIVE CONCURRENTLY WITH THE EFFECTIVENESS OF THIS REGISTRATION STATEMENT IN ACCORDANCE WITH SECTION 8(c) OF THE SECURITIES ACT OF 1933. FOR PURPOSES OF RULE 414, THIS REGISTRATION STATEMENT IS BEING FILED BY OCEAN ENERGY, INC., A DELAWARE CORPORATION ("OEI-DELAWARE"), AS SUCCESSOR IN INTEREST TO OCEAN ENERGY, INC., A TEXAS CORPORATION ("OEI-TEXAS"), FOLLOWING A STATUTORY MERGER (THE "MERGER") EFFECTIVE MARCH 30, 2001, FOR THE PURPOSE OF CHANGING OEI-TEXAS' STATE OF INCORPORATION FROM TEXAS TO DELAWARE. IMMEDIATELY PRIOR TO THE MERGER, OEI-DELAWARE HAD NO ASSETS OR LIABILITIES OTHER THAN NOMINAL ASSETS OR LIABILITIES. IN CONNECTION WITH THE MERGER, OEI-DELAWARE SUCCEEDED BY OPERATION OF LAW TO ALL OF THE ASSETS AND ASSUMED ALL OF THE LIABILITIES AND OBLIGATIONS OF OEI-TEXAS. THE MERGER WAS APPROVED BY THE SHAREHOLDERS OF OEI-TEXAS AT A MEETING DULY CALLED AND HELD ON MAY 9, 2001 FOR WHICH PROXIES WERE SOLICITED PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934 (THE "EXCHANGE ACT"). EXCEPT AS MODIFIED HEREBY, OEI-DELAWARE, BY VIRTUE OF THIS AMENDMENT, EXPRESSLY ADOPTS THE PRIOR REGISTRATION STATEMENTS AS ITS OWN REGISTRATION STATEMENTS FOR ALL PURPOSES OF THE SECURITIES ACT AND THE EXCHANGE ACT.

     THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.

                              ADDITIONAL REGISTRANT

         The following subsidiary of Ocean Energy, Inc. is a co-registrant under this Registration Statement for the purpose of providing guarantees, if any, of payments on debt securities registered hereunder:

                     SUBSIDIARY                         STATE OF ORGANIZATION        IRS EMPLOYER ID NO.
                     ----------                         ---------------------        -------------------
                 Ocean Energy, Inc.                           Louisiana                  72-1210660



                                EXPLANATORY NOTE

         The registrants are filing this Amendment No. 1 to their registration statement on Form S-3 for the purpose of filing with the Securities and Exchange Commission an exhibit to the registration statement. This Amendment No. 1 does not modify any provision of the prospectus included in the registration statement; accordingly, such prospectus has not been included herein.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14 -- OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         The following table sets forth the estimated expenses in connection with the distribution of the securities covered by this Registration Statement. All of the expenses will be borne by the Company except as otherwise indicated.

Registration fee..............................................      $        N/A
Fees and expenses of accountants..............................            75,000
Fees and expenses of legal counsel ...........................           150,000
Fees and expenses of Trustee and counsel......................            15,000
Printing and engraving expenses...............................           200,000
Miscellaneous.................................................            75,000
                                                                    ------------
          Total...............................................      $    515,000
                                                                    ============

ITEM 15 -- INDEMNIFICATION OF DIRECTORS AND OFFICERS

Delaware General Corporation Law

         Section 145(a) of the Delaware General Corporation Law, or DGCL, provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if he acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful.

         Section 145(b) of the DGCL provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of the action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which the person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which the action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for the expenses which the Delaware Court of Chancery or such other court shall deem proper.

         Section 145(c) of the DGCL provides that to the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 145(a) and (b), or in defense of any claim, issue or matter therein, the person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection therewith.

         Section 145(d) of the DGCL provides that any indemnification under
Section 145(a) and (b) (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in Section 145(a) and (b). The determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

         Section 145(e) of the DGCL provides that expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that the person is not entitled to be indemnified by the corporation as authorized in
Section 145. The expenses (including attorneys' fees) incurred by former directors and officers or other employees and agents may be so paid upon those terms and conditions, if any, as the corporation deems appropriate.

         Section 145(f) of the DGCL provides that the indemnification and advancement of expenses provided by, or granted pursuant to, Section 145 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

         Section 145(g) of the DGCL provides that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against the person and incurred by the person in any such capacity, or arising out of the person's status as such, whether or not the corporation would have the power to indemnify the person against such liability under Section 145.

Certificate of Incorporation

         Article VII of our certificate of incorporation provides that:

         No director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty by such director as a director, except for liability (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the General Corporation Law of the State of Delaware, or (d) for any transaction from which the director derived an improper personal benefit. Any amendment or repeal of this Article VII shall be prospective only, and neither the amendment, modification nor repeal of this Article VII shall eliminate or reduce the effect of this Article VII in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article VII would accrue or arise, prior to such amendment, modification or repeal. If the General Corporation Law of the State of Delaware hereafter is amended to authorize corporate action further eliminating or limiting the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended from time to time."

Bylaws

         Article VI of our Bylaws provides in pertinent parts that:

         "Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or an officer of the

         Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer or trustee or in any other capacity while serving as a director, officer or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights that such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith."

         "In addition to the right to indemnification conferred in Section 1 of this Article VI, an indemnitee shall also have the right to be paid by the Corporation the expenses (including attorneys' fees) incurred in defending any such proceeding in advance of its final disposition."

         "The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expenses, liability or loss under the General Corporation Law of the State of Delaware."

Indemnification Agreements

         We have entered into indemnification agreements with our directors and certain of our officers, referred to as indemnitees. Under the terms of the indemnification agreements, we have generally agreed to indemnify, and advance expenses to, each indemnitee to the fullest extent authorized or permitted by applicable law on the date of the agreements and to such greater extent as applicable law may thereafter permit.

         Furthermore, under the terms of the indemnification agreements, we have agreed to pay all reasonable expenses incurred by or on behalf of an indemnitee in connection with any proceeding, in advance of any determination with respect to entitlement to indemnification and within ten days after our receipt of a written request from such indemnitee for the payment. In the indemnification agreements, each indemnitee has agreed that he or she will reimburse and repay us for any expenses so advanced to the extent that it shall ultimately be determined that he or she is not entitled to be indemnified by us against such expenses.

         The indemnification agreements include provisions that specify the procedures and presumptions to be employed in determining whether an indemnitee is entitled to indemnification thereunder.

Insurance

         We have obtained and intend to maintain in effect directors' and officers' liability insurance policies providing customary coverage for our directors and officers against losses resulting from wrongful acts committed by them in their capacities as our directors and officers.

         The above discussion of Section 145 of the DGCL, our certificate of incorporation and bylaws, the indemnification agreements and our insurance coverage is not intended to be exhaustive and is qualified in its entirety by reference to the statute and other governing documents.

ITEM 16 -- EXHIBITS

         There are filed with this Registration Statement the following exhibits:

Exhibit No.


   ***1.1         Form of Underwriting Agreement.


      4.1 Certificate of Incorporation of the Company (incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K, filed with the SEC on May 14, 2001) (the "Reincorporation 8-K").

      4.2         Bylaws of the Company (incorporated by reference to Exhibit
                  4.2 to the Reincorporation 8-K).

      4.3 Amended and Restated Rights Agreement, dated March 17, 1989, as amended effective June 13, 1992 and amended and restated as of December 12, 1997, between Ocean Energy, Inc. (formerly Seagull Energy Corporation), a Texas corporation ("OEI-Texas"), and BankBoston, N.A. (as successor to NCNB Texas National Bank) (filed as Exhibit 2 to OEI-Texas's Current Report on Form 8-K dated December 15, 1997 and incorporated herein by reference).

      4.4 Amendment No. 1 to Amended and Restated Rights Agreement dated November 24, 1998, between OEI-Texas and BankBoston, N.A. (filed as Exhibit 4.1 to OEI-Texas's Current Report on Form 8-K filed on December 1, 1998 and incorporated herein by reference).

      4.5 Amendment No. 2 to Amended and Restated Rights Agreement dated March 10, 1999, between OEI-Texas and BankBoston, N.A. (filed as Exhibit 4.1 to OEI-Texas's Current Report on Form 8-K filed on March 12, 1999 and incorporated herein by reference).

      4.6 Amendment No. 3 to Amended and Restated Rights Agreement dated May 19, 1999, between OEI-Texas and BankBoston, N.A. (filed as
                  Exhibit 4.1 to OEI-Texas's Current Report on Form 8-K filed on May 21, 1999 and incorporated herein by reference).

      4.7 Amendment No. 4 to Amended and Restated Rights Agreement dated May 19, 2000, between OEI-Texas and Fleet National Bank (f/k/a BankBoston, N.A.) (filed as Exhibit 4.1 to OEI-Texas's Current Report on Form 8-K filed on May 22, 2000 and incorporated herein by reference).

      4.8 Amendment No. 5 to Amended and Restated Rights Agreement dated May 9, 2001, among the Registrant, OEI-Texas and Fleet National Bank (f/k/a BankBoston, N.A.) (filed as Exhibit 4.4 to the Reincorporation 8-K and incorporated herein by reference).

      4.9 Except for Exhibits 4.10 - 4.13, instruments defining the rights of holders of the Company's long-term debt have been omitted from this exhibit index because the amount of debt authorized under any such instrument does not exceed 10% of the total assets of the Company and its subsidiaries. The Company will furnish a copy of any such instrument to the SEC upon request.

    *4.10         Form of Senior Debt Indenture.


  ***4.11         Form of Senior Debt Securities.


    *4.12         Form of Senior Subordinated Debt Indenture.


  ***4.13         Form of Senior Subordinated Debt Securities.

  ***4.14 Form of Guarantee Agreement, if not included in the applicable indenture.

  ***4.15         Form of Warrant Agreement.

  ***4.16         Form of Depositary Agreement.

  ***4.17         Form of Depositary Receipt.

  ***4.18         Form of Stock Purchase Contract.

  ***4.19         Form of Stock Purchase Unit.


    **5.1         Opinion of Vinson & Elkins L.L.P.

    *12.1 Computation of Ratio of Earnings to Fixed Charges and Earnings to Fixed Charges and Preferred Stock Dividends.

    *23.1         Consent of KPMG LLP.

    *23.2         Consent of Arthur Andersen LLP.

   **23.3 Consent of Vinson & Elkins L.L.P. (included in the opinion filed as Exhibit 5.1 of this Registration Statement).


    *24.1         Power of Attorney.


    *25.1 Form T-1 Statement of Eligibility under Trust Indenture Act of 1939 of Trustee under Senior Debt Indenture.

    *25.2 Form of Statement of Eligibility under Trust Indenture Act of 1939 of Trustee under Senior Subordinated Debt Indenture.

----------


*  Previously filed.

** Filed herewith.

***To be filed by amendment or as an exhibit to a report filed under the Securities Exchange Act of 1934, and incorporated herein by reference.

ITEM 17 -- UNDERTAKINGS

         The undersigned registrants hereby undertake:

         (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

         (1) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

         (2) To reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement; and

         (3) To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

provided, however, that clauses (1) and (2) above do not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the registrants pursuant to
Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference into this registration statement;

         (b) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof; and

         (c) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

         The undersigned registrants hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Company's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrants pursuant to the provisions described in Item 15 above or otherwise, the registrants have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by the director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of the issue.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in Houston, Texas, on August 23, 2001.


                                       OCEAN ENERGY, INC.

                                       By: /s/ JAMES T. HACKETT
                                          --------------------------------------
                                          James T. Hackett
                                          Chairman, President and Chief
                                          Executive Officer



         Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement on Form S-3 has been signed by the following persons in the capacities and on the dates indicated.






                 SIGNATURE                                     TITLE                              DATE
                 ---------                                     -----                              ----
/s/ JAMES T. HACKETT                               Chairman, President and Chief
--------------------------------------------      Executive Officer and Director
James T. Hackett                                   (Principal Executive Officer)              August 23, 2001

                     *                              Executive Vice President and
--------------------------------------------          Chief Financial Officer
William L. Transier                                (Principal Financial Officer)              August 23, 2001

                     *
--------------------------------------------       Vice President and Controller
Robert L. Thompson                                (Principal Accounting Officer)              August 23, 2001

                     *
--------------------------------------------
J. Evans Attwell                                             Director                         August 23, 2001

                 SIGNATURE                                     TITLE                               DATE
                 ---------                                     -----                               ----
                     *                                       Director                         August 23, 2001
--------------------------------------------
John B. Brock

                                                             Director
--------------------------------------------
Milton Carroll

                     *                                       Director                         August 23, 2001
--------------------------------------------
Thomas D. Clark, Jr.

                                                             Director
--------------------------------------------
Peter J. Fluor

                     *                                       Director                         August 23, 2001
--------------------------------------------
Barry J. Galt

                     *                                       Director                         August 23, 2001
--------------------------------------------
Wanda G. Henton

                     *                                       Director                         August 23, 2001
--------------------------------------------
Robert L. Howard

                                                             Director
--------------------------------------------
Elvis L. Mason

                     *                                       Director                         August 23, 2001
--------------------------------------------
Charles F. Mitchell, M.D.

                                                             Director
--------------------------------------------
David K. Newbigging

                     *                                       Director                         August 23, 2001
--------------------------------------------
Dee S. Osborne


* By: /s/ Robert K. Reeves
      --------------------------------------
      Attorney-in-fact

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for the filing on Form S-3 and has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on August 23, 2001.


                                     OCEAN ENERGY, INC., a Louisiana corporation

                                     /s/ James T. Hackett
                                     -------------------------------------------
                                     By: James T. Hackett
                                         President and Chief Executive Officer





         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                 SIGNATURE                                     TITLE                                DATE
                 ---------                                     -----                                ----
/s/ James T. Hackett                                    President and
--------------------------------------------          Chief Executive Officer
James T. Hackett                                   (Principal Executive Officer)               August 23, 2001
                                                         and Director

                                                   Executive Vice President and
                     *                                Chief Financial Officer
--------------------------------------------           (Principal Financial
William L. Transier                                  Officer) and Director                     August 23, 2001



                     *                             Vice President and Controller
--------------------------------------------      (Principal Accounting Officer)
Robert L. Thompson                                                                             August 23, 2001

/s/ Robert K. Reeves
--------------------------------------------
Robert K. Reeves                                             Director                          August 23, 2001

                     *
--------------------------------------------
John D. Schiller, Jr.                                        Director                          August 23, 2001


* By: /s/ Robert K. Reeves
     ---------------------------------------
     Attorney-in-fact

                                INDEX TO EXHIBITS


   EXHIBIT
   NUMBER         DESCRIPTION
   -------        -----------
   ***1.1         Form of Underwriting Agreement.

      4.1 Certificate of Incorporation of the Company (incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K, filed with the SEC on May 14, 2001) (the
                  "Reincorporation 8-K").

      4.2         Bylaws of the Company (incorporated by reference to Exhibit
                  4.2 to the Reincorporation 8-K).

      4.3 Amended and Restated Rights Agreement, dated March 17, 1989, as amended effective June 13, 1992 and amended and restated as of December 12, 1997, between Ocean Energy, Inc. (formerly
                  Seagull Energy Corporation), a Texas corporation
                  ("OEI-Texas"), and BankBoston, N.A. (as successor to NCNB
                  Texas National Bank) (filed as Exhibit 2 to OEI-Texas's
                  Current Report on Form 8-K dated December 15, 1997 and incorporated herein by reference).

      4.4         Amendment No. 1 to Amended and Restated Rights Agreement dated
                  November 24, 1998, between OEI-Texas and BankBoston, N.A.
                  (filed as Exhibit 4.1 to OEI-Texas's Current Report on Form
                  8-K filed on December 1, 1998 and incorporated herein by reference).

      4.5         Amendment No. 2 to Amended and Restated Rights Agreement dated
                  March 10, 1999, between OEI-Texas and BankBoston, N.A. (filed as Exhibit 4.1 to OEI-Texas's Current Report on Form 8-K filed on March 12, 1999 and incorporated herein by reference).

      4.6         Amendment No. 3 to Amended and Restated Rights Agreement dated
                  May 19, 1999, between OEI-Texas and BankBoston, N.A. (filed as
                  Exhibit 4.1 to OEI-Texas's Current Report on Form 8-K filed on
                  May 21, 1999 and incorporated herein by reference).

      4.7         Amendment No. 4 to Amended and Restated Rights Agreement dated
                  May 19, 2000, between OEI-Texas and Fleet National Bank (f/k/a
                  BankBoston, N.A.) (filed as Exhibit 4.1 to OEI-Texas's Current
                  Report on Form 8-K filed on May 22, 2000 and incorporated herein by reference).

      4.8         Amendment No. 5 to Amended and Restated Rights Agreement dated
                  May 9, 2001, among the Registrant, OEI-Texas and Fleet
                  National Bank (f/k/a BankBoston, N.A.) (filed as Exhibit 4.4 to the Reincorporation 8-K and incorporated herein by reference).

      4.9 Except for Exhibits 4.10 - 4.13, instruments defining the rights of holders of the Company's long-term debt have been omitted from this exhibit index because the amount of debt authorized under any such instrument does not exceed 10% of the total assets of the Company and its subsidiaries. The
                  Company will furnish a copy of any such instrument to the SEC upon request.

    *4.10         Form of Senior Debt Indenture.

  ***4.11         Form of Senior Debt Securities.

    *4.12         Form of Senior Subordinated Debt Indenture.

  ***4.13         Form of Senior Subordinated Debt Securities.

  ***4.14 Form of Guarantee Agreement, if not included in the applicable indenture.

  ***4.15         Form of Warrant Agreement.

  ***4.16         Form of Depositary Agreement.

  ***4.17         Form of Depositary Receipt.

  ***4.18         Form of Stock Purchase Contract.

  ***4.19         Form of Stock Purchase Unit.

    **5.1         Opinion of Vinson & Elkins L.L.P.

    *12.1         Computation of Ratio of Earnings to Fixed Charges and
                  Earnings to Fixed Charges and Preferred Stock Dividends.

    *23.1         Consent of KPMG LLP.

    *23.2         Consent of Arthur Andersen LLP.

   **23.3 Consent of Vinson & Elkins L.L.P. (included in the opinion filed as Exhibit 5.1 of this Registration Statement).

    *24.1         Power of Attorney.

    *25.1         Form T-1 Statement of Eligibility under Trust Indenture Act of
                  1939 of Trustee under Senior Debt Indenture.

    *25.2         Form of Statement of Eligibility under Trust Indenture Act of
                  1939 of Trustee under Senior Subordinated Debt Indenture.


----------


*  Previously filed.

** Filed herewith.

***To be filed by amendment or as an exhibit to a report filed under the Securities Exchange Act of 1934, and incorporated herein by reference.